1 Investor Presentation November 20, 2007 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Oritani Financial Corp.
(“Oritani”) and Greater Community Bancorp, Inc. (“Greater Community”), including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Oritani’s and Greater Community’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.  These forward-looking statements are based upon the current beliefs and expectations of Oritani’s and Greater Community’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  (1) the businesses of Oritani and Greater Community may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Greater
Community or Oritani may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may continue to adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Oritani’s and Greater Community’s markets; (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Oritani’s and Greater Community’s reports (such as Annual Reports on Form 10-K, Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s
Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Oritani or Greater Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Oritani and Greater Community do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Background
• In January 2007, Oritani Financial Corp. undertook a MHC minority offering and sold $122 million in common stock, or 30% of the total value, to our depositors.
• The Board chose 30% rather than a higher percentage because the company was already highly capitalized.  This would also facilitate acquisitions via the utilization of stock as part of the acquisition currency.
• Following its initial public offering, management reviewed its strategic alternatives for deploying its capital and considered the following areas requiring strategic attention:
Earnings levels - $2.97 million or an ROAE of 4.35% for three months ended September 30, 2007
Tangible capital over 22% of total assets
Balance sheet mix – high level of CDs, 61.21% of deposits, and wholesale funding $246 million
Slow-growth, competitive markets served – Deposits in Bergen
County have had a 2% CAGR between June 30, 2003 and June 30,
2007.  There are over 50 institutions and over 500 branches serving
Bergen County.

Analysis
• Before the IPO and continuing thereafter, Oritani had undertaken strategic analyses of how to deploy the capital it anticipated raising in its
Initial Public Offering.
• Based on that analysis, Oritani identified the following strategic areas requiring improvement:
Substantially improve earnings
Improve the funding mix
Provide additional expertise
Expand the franchise footprint in attractive markets
Deploy the capital raised which will allow for a second step transaction if market conditions are favorable.

Analysis continued . . .
• Oritani modeled the following strategies that most MHCs deploy:
Cash dividends
Stock repurchases
Organic growth, and
Leverage.
• Additionally, Oritani analyzed the MHCs with the best market performance from a trading multiple point of view and found two within the Comparable Group that stood out. The two, Northwest Bancorp Inc.
and Oneida Financial Corp., traded at much higher tangible book multiples and lower earnings per share multiples.  After analysis, it was determined that the primary drivers of this performance were:
Each high performing institution acquired for growth and strategic purpose
Each high performing institution built sustainable earnings.

MHC Strategies Modeled
• Cash dividends strategy: Projected the payout of 100% of
minority EPS.  Held the current net income of the organization flat over the model horizon.  This was a conservative assumption as
Oritani’s net income should increase with an increasing asset size.
• Stock repurchase strategy: Projected the repurchase of 50.0% of the minority shares outstanding over an 8 year timeframe.  The typical MHC has historically repurchased only 27% over the eight years following its initial public offering, and only one has repurchased over 35%.  There are only three second step
companies that repurchased above 35% while in MHC form.
• Organic Growth strategy: Projected the current branches at a
2.0% growth rate, which is the current market growth rate, but above the recent historical growth rate of Oritani.  15 additional de novo branches were added to the franchise over a ten year time frame, a level well in excess of Oritani’s historical branching activity.
• Leverage strategy: Projected a $150 million leverage strategy in the first year and increased the leverage strategy by 10.0% each year.

MHC Strategies Modeled
• Management and the Board also considered the fully converted trading values of large MHCs in the Northeast and noted that those that have leveraged capital and increased earnings through acquisitions trade at premium levels on tangible book value.
Current Market MRQ MRQ Book Tangible Tangible Equity
Price Value Earnings Core EPS Value Book Value Total Tang. Assets
Ticker Short Name ($) ($M) (x) (x) (%) (%) (%)
CSBK Clifton Savings Bancorp, Inc. (MHC) 10.77 299.3 61.09 61.09 90.53 90.53 22.18
FXCB Fox Chase Bancorp, Inc. (MHC) 12.40 182 52.14 52.90 85.06 85.06 17.05
ISBC Investors Bancorp, Inc. (MHC) 14.69 1616.7 60.94 60.94 99.22 99.22 14.28
KRNY Kearny Financial Corp. (MHC) 12.45 885.4 61.24 61.33 87.29 95.00 20.70
NWSB Northwest Bancorp, Inc. (MHC) 27.68 1347.8 25.10 18.84 102.11 118.79 6.16
OSHC Ocean Shore Holding Co. (MHC) 10.00 84.1 20.29 20.29 81.30 81.30 10.36
ONFC Oneida Financial Corp. (MHC) 10.40 79.9 17.36 17.36 82.23 111.53 6.78
RCKB Rockville Financial, Inc. (MHC) 14.66 282.2 23.67 24.50 96.86 97.22 11.65
ROMA Roma Financial Corporation (MHC) 17.34 550.5 38.72 38.72 98.42 98.52 25.33
SIFI SI Financial Group, Inc. (MHC) 10.25 125.0 73.08 54.39 85.38 85.77 10.68
Comparable Average 545.29 43.36 41.04 90.84 96.30 14.52
Comparable Median 290.75 45.43 45.81 88.91 96.11 12.97
ORIT Oritani Financial Corp. (MHC) 14.15 573.8 30.58 30.58 93.65 93.65 22.42
Source: SNL Data, FinPro calculations, Pricing on 11/16/07
Assumptions:  2% expenses, 4% MRP (amortized over 5 yrs.), 8% ESOP(amortized over 30 yrs.), 10% SOP (amortized over 5 yrs.,
                      $3.20 value) and 4.8% reinvestment rate.

Regulatory Issues
• The regulators have recently been questioning business plans that call for rapid growth.  A regulatory enforced diminished growth rate could become a major impediment.
• The regulators look for evidence that the Mid Tier Holding Company has the income capacity and adequate cash levels to maintain dividend strategies.  Continuous payments of dividends in excess of minority payout ratios could be questioned by the regulators.
• The regulators restrict stock repurchases during the first year following the IPO and repurchases tend to decline over time to a rate below that modeled by Oritani.
• The regulators seek satisfactory returns on equity.
• The regulators have also questioned Initial Public Offerings and Second
Steps for institutions with high levels of tangible equity with no proven manner to deploy the tangible equity.

Analytical Conclusion
• After analyzing all of the aforementioned strategies in various stress tested combinations, it could take Oritani 10 years or greater to deploy the actual capital raised to a level where Oritani would be able to leverage its tangible equity, generate adequate earnings and facilitate a possible second step transaction.
• There is execution risk and regulatory risk that could impede the plan even further.
• Therefore, Oritani viewed an acquisition as an effective manner to solve its strategic needs.

Acquisition steps taken
• Initially, Oritani reviewed “Bid Books” that were out on two institutions and modeled other potential transactions.  None of these potential combinations solved the strategic needs Oritani had identified.
• As such, Oritani undertook an acquisition analysis to identify potential merger partners that would meet all or most of Oritani’s identified strategic objectives.  The resulting list was very modest in number.
• Greater Community was the highest ranked opportunity on the list.

The Rationale for the Greater Community
Transaction
Substantially improves earnings
• Immediately earnings accretive.
• Projected 2009 fiscal GAAP earnings accretion of
at least
20%.
• Projected 2009 fiscal cash earnings accretion of
at least
40%.
• Cost savings are attainable.
• Revenue enhancements available, but excluded from financial modeling.
Improves the funding mix
• Total deposits increase over 110%.
• Deposit mix shifts from 61.21% time deposits to 42.68% time deposits.
• Transaction accounts increase from 10.66% to 23.48% of the deposit mix.
Provides additional expertise
• Provides an experienced lending staff with a strong credit culture.
• Attractive leasing company and investment services subsidiary.

Transaction Rationale (Continued)
Expands the franchise footprint in attractive markets
• Contiguous market extension.
• Adds 16 branches to our 19 branch network.
• The combined entity has 3 de novo branches in progress.
• Adds affluent and growing Morris County to our market area.
Deploys the capital raised which will allow for a second step transaction when the market is more favorable.
• Capital levels decline from 22% to a more manageable 12%.

Transaction Summary
Purchase Price per Share at Announcement: $21.40
Aggregate Deal Value at Announcement: $187 million
Consideration Mix: 60% Stock and 40% Cash
Exchange Ratio: Floating with collars of 1.1935 and 1.4588
Range of Shares Issued for Consideration: 6.2 Million to 7.6 Million
Anticipated Closing: Second Calendar (Fourth Fiscal) Quarter of 2008
Approvals: Regulator and shareholder for both companies
Due Diligence: Complete
Board of Directors: Two directors will be added from Greater Community
Break-up Fee: $6.6 million
Pricing Protection: Double Trigger Walk Away Provision

Westchester County
Passaic County
Bergen County
Morris County
Bronx County
Oritani Branch
Greater Community Branch
New York County
Essex County
5
10
Miles
Hudson County
Queens County

Attractive Resulting Markets and Footprint
Pro Forma County Profile
Source: SNL Securities
Pro Forma Market Area
By County Projected Projected
Company Deposit Total Population Population Median HH Income HH Income
Number Deposits Market Percent of Population Change Change HH Income Change Change
Market of in Market Share Franchise 2007 2000-2007 2007-2012 2007 2000-2007 2007-2012
Rank Branches ($000) (%) (%) (Actual) (%) (%) ($) (%) (%)
New Jersey (NJ)
Bergen 11 21 814,027           2.52 55.37 912,024 3.16 2.11 82,528 27.13 20.45
Passaic 7 8 513,952           5.60 34.96 507,598 3.79 2.31 61,026 24.01 15.59
Hudson 19 4 96,828             0.43 6.59 621,735 2.10 1.47 50,670 25.68 16.40
Morris 24 2 45,442             0.36 3.09 500,527 6.45 4.16 100,583 30.59 18.60
Totals: 35 1,470,249        100.00 2,541,884
Aggregate: Entire State of New Jersey 8,891,611 5.67 3.72 69,831 26.77 16.38
Aggregate: National 306,348,230 8.86 6.26 53,154 26.06 17.59

Oritani Deposit Mix 9/30/07
Total Deposits $687 Million
Time Deposits
61.21%
Savings
22.02%
Money Market
6.11%
Transaction
10.66%
Substantially Improves the Deposit Mix
Source: SNL SEC Data
Pro Forma Deposit Mix 9/30/07
Total Deposits $1.4 Billion
Transaction, 23.48%
Money Market,
18.80%
Savings, 15.03%
Time Deposits,
42.68%
Greater Community Deposit Mix 9/30/07
Total Deposits $757 Million
Transaction
35.13%
Money Market
30.33%
Savings
8.68%
Time Deposits
25.87%

Continues Oritani’s Shift Toward Commercial
Lending
Sources: SNL Securities and Oritani 10-Q
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
6/30/2002 6/30/2003 6/30/2004 6/30/2005 6/30/2006 6/30/2007 09/30/07 Pro Forma
9/30/07
Oritani Historical and Pro Forma Loan Mix
Cmrcl & Multi-fam RE Loans Commercial Loans Construction Loans 1-4 Family Loans Consumer Loans

Nonperforming Assets ($000's)
NPAs/Assets (%)

Loan Loss Reserves ($000's)
Reserves/NPAs + 90s (%)

Greater Community has a Strong Credit Culture
Source: SNL Securities
Loan Loss Reserves
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2003 Y 2004 Y 2005 Y 2006 Y 03/07 Q 06/07 Q 09/07 Q
0.00
100.00
200.00
300.00
400.00
500.00
600.00
700.00
Loan Loss Reserves
Reserves/ NPAs + 90s (%)
Nonperforming Assets
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2003 Y 2004 Y 2005 Y 2006 Y 03/07 Q 06/07 Q 09/07 Q
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
Nonperforming Assets
NPAs/ Assets (%)

Financial Pro Forma Assumptions
• Assumes transaction closes in second calendar, fourth fiscal quarter of
2008.
• Net income for fiscal 2009 assumed by Oritani management to be $11.5 million for Oritani and $8.0 million for Greater Community.
• Cost savings of 21.5% of the Greater Community’s noninterest expense,
90% phased in during 2009.
• Potential revenue enhancements were not incorporated.
• Core deposit intangible equal to 4% of Greater Community’s non-CD deposits, amortized over 10 years using the sum-of-the-years digits.
• Restructuring charges equal $12.6 million, pre-tax.
• Opportunity cost of cash assumed at 4.8%.
• Taxes assumed at 38%.

Composition of Cost Savings
• Total cost savings of 21.5% are anticipated.
• Reductions in salaries and benefits represent approximately 10% of compensation for the combined companies.
• Reductions in professional expenses relate to internal and external audit, consulting, legal and directors’ fees.
• Other savings includes data processing savings, duplicative memberships and advertising.
Cost Savings Composition
Twelve Months Ended June 30,
($ in millions)
2009 Est.
Noninterest Expense Category:
Salaries and Benefits 3.3 $
Professional 1.4
Other 1.2
Total 5.9 $

Compelling Earnings Accretion
Twelve Months Ended June 30,
($ in millions, except per share amounts) 2009E
Oritani Net Income ¹
11.5 $
Greater Community Net Income ¹
8.0
Pro Forma Net Income Before Adjustments 19.5
Cost Savings, After-tax ²
3.3
Opportunity Cost of Cash, After-tax
3
(2.6)
Core Deposit Intangible Amortization, After-tax
4
(2.5)
Pro Forma Net Income 17.7 $
Stand Alone Fully Diluted Shares ¹
39.1
Pro Forma Fully Diluted Shares
5
46.7
Impact on Oritani:
Stand Alone GAAP EPS 0.29 $
Pro Forma GAAP EPS 0.38 $
Accretion/(Dilution) to GAAP EPS (%) 31.0%
Stand Alone Cash EPS 0.29 $
Pro Forma Cash EPS 0.47 $
Accretion/(Dilution) to Cash EPS (%) 62.1%
*   All amounts exclude restructuring and one-time charges.
1.  Estimated by Oritani management.
2.  Cost savings equal 21.5% of Greater Community's noninterest expense, 90% phased in and tax impacted at 38%.
3.  Assumes cash consideration and after-tax restructuring charges of $86 million and a cost of cash of 4.8% tax impacted at 38%.
4.  Assumes 4% core deposit intangible amortized over 10 years, sum-of-the-years' digits tax impacted at 38%.
5.  Assumes 1.4588 exchange ratio, 7.6 million shares are issued.

Reasonable Transaction Pricing for a New
Jersey Bank
1.  FinPro calculated the multiples for the Oritani / Greater Community transaction.  The price to core EPS was adjusted to normalize Greater Community’s taxes, eliminate securities gains and eliminate the expense related to refinancing trust preferred securities.
The following list represents all New Jersey Bank Mergers since January 1,
2005 with a deal value greater than $50 million but less than $500 million.
Seller's Financials Deal Pricing at Announcement
Tang. Bk
Tang. Price/ Price/ Price/ Prem/
Total Equity/ NPAs/ Deal LTM LTM Core Tang. Core
Announce Target Assets Assets ROAA ROAE Assets Value EPS EPS Book Deposits
Buyer Name Target Name Date State ($000) (%) (%) (%) (%) ($M) (x) (x) (%) (%)
Cape Savings Bank Boardwalk Bancorp Inc. 07/26/07 NJ 454,045          11.10       0.04        0.36       0.25        100.9    52.3     62.2           200.3      24.3
Fulton Financial Corp. SVB Financial Services Inc. 01/11/05 NJ 474,902          6.00         0.77        13.03     0.26        89.6      25.9     27.6           314.4      15.9
PNC Financial Services Group Yardville National Bancorp 06/06/07 NJ 2,676,952       7.08         0.78        10.84     0.96        405.8    81.9     42.9           214.2      12.1
Provident Financial Services First Morris Bank & Trust 10/15/06 NJ 570,554          6.65         0.26        3.81       -          124.2    46.8     36.2           327.5      18.7
Susquehanna Bancshares Inc. Minotola National Bank 11/14/05 NJ 623,434          12.91       1.09        8.33       0.13        166.1    25.5     NA 206.4      17.2
TD Banknorth Inc. Interchange Financial Services 04/13/06 NJ 1,631,386       6.72         1.28        12.38     0.23        480.7    23.2     23.5           459.5      31.1
Median 596,994          6.90         0.78        9.59       0.24        145.2    36.3     36.2           264.3      18.0
Average 1,071,879       8.41         0.70        8.13       0.31        227.9    42.6     38.5           287.1      19.9
Minimum 454,045          6.00         0.04        0.36       -          89.6      23.2     23.5           200.3      12.1
Maximum 2,676,952       12.91       1.28        13.03     0.96        480.7    81.9     62.2           459.5      31.1
Oritani Financial Corp. Greater Community Bancorp 11/13/2007 NJ 980,674          6.13 0.57 7.91 0.20 187.4 34.5     28.2           313.8      18.8
Count Above 3 3 3 2
Count Below 3 2 3 4
Count NA 0 1 0 0
Sources:  SNL Securities and FinPro, Inc.
• Notice that Greater Community’s capital basis is fully levered.  The three banks with the highest level of tangible capital have the lowest price to tangible book.
1

Adjusted Pricing to normalize for excess
tangible equity capital
After adjusting to normalize for tangible equity in excess of 6.13%, the median price to tangible book ratio rises to 317.1% and the average rises to 331.4%.
The price to tangible book of the Oritani/Greater Community transaction was
313.8%.
Sources:  SNL Securities and FinPro, Inc.
Seller's Financials
Adjusted
Price/
Tangible Equity Equity Tang.
Announce Target Assets > 6.13% At Book
Target Name Date State ($000) At Par 6.13% (%)
Boardwalk Bancorp Inc. 07/26/07 NJ 454,045       50.4        27.8        281.4
SVB Financial Services Inc. 01/11/05 NJ 474,902       28.5        29.1        309.9
Yardville National Bancorp 06/06/07 NJ 2,675,589    189.4      164.0      231.9
First Morris Bank & Trust 10/15/06 NJ 570,298       37.9        35.0        346.8
Minotola National Bank 11/14/05 NJ 623,157       80.4        38.2        324.2
Interchange Financial Services 04/13/06 NJ 1,557,007    104.6      95.4        494.0
Median 65.4 36.6 317.1
Average 81.9 64.9 331.4
Minimum 28.5 27.8 231.9
Maximum 189.4 164.0 494.0

Reasonable Transaction Pricing for a Mid
Atlantic Bank
1.  FinPro calculated the multiples for the Oritani / Greater Community transaction.  The price to core EPS was adjusted to normalize Greater Community’s taxes, eliminate securities gains and eliminate the expense related to refinancing trust preferred securities.
The following list represents all Mid Atlantic Bank Mergers since January 1,
2005 with a deal value greater than $50 million but less than $250 million and the target has a ROAA between 0.25% and 1.00%.
Sources:  SNL Securities and FinPro, Inc.
Seller's Financials Deal Pricing at Announcement
Tang. Bk
Tang. Price/ Price/ Price/ Prem/
Total Equity/ NPAs/ Deal LTM LTM Core Tang. Core
Announce Target Assets Assets ROAA ROAE Assets Value EPS EPS Book Deposits
Buyer Name Target Name Date State ($000) (%) (%) (%) (%) ($M) (x) (x) (%) (%)
Alliance Financial Corp. Bridge Street Financial 04/23/06 NY 227,400         10.23       0.40      3.37       0.69        55.2      44.3     46.1          240.9    20.4
Cathay General Bancorp Inc. Great Eastern Bank 02/16/06 NY 320,510         9.84         0.85      8.41       0.06        101.0    38.7     NA 320.3    28.8
F.N.B. Corp. Legacy Bank 12/21/05 PA 382,139         7.65         0.47      4.53       0.31        73.3      32.3     32.3          255.8    17.7
Fulton Financial Corp. SVB Financial Services Inc. 01/11/05 NJ 474,902         6.00         0.77      13.03     0.26        89.6      25.9     27.6          314.4    15.9
Harleysville National Corp. East Penn Financial Corp. 05/15/07 PA 450,759         5.64         0.82      14.45     0.06        92.7      25.4     26.9          364.5    19.8
New York Community Bancorp Long Island Financial Corp. 08/01/05 NY 539,679         5.28         0.62      12.49     -          69.8      19.5     19.5          245.0    10.2
Provident Financial Services First Morris Bank & Trust 10/15/06 NJ 570,554         6.65         0.26      3.81       -          124.2    46.8     36.2          327.5    18.7
UCBH Holdings Inc. CAB Holding LLC 01/10/07 DE 321,597         12.36       0.83      6.07       0.49        130.7    48.6     NA 334.4    44.1
Willow Grove Bncp Inc. Chester Valley Bancorp Inc. 01/20/05 PA 644,693         8.13         0.94      11.49     0.68        151.9    23.4     26.3          290.7    24.9
Median 450,759         7.65         0.77      8.41       0.26        92.7      32.3     27.6          314.4    19.8
Average 436,915         7.98         0.66      8.63       0.28        98.7      33.9     30.7          299.3    22.3
Minimum 227,400         5.28         0.26      3.37       -          55.2      19.5     19.5          240.9    10.2
Maximum 644,693         12.36       0.94      14.45     0.69        151.9    48.6     46.1          364.5    44.1
GFLS 980,674         6.13 0.57 7.91 0.20 187.4 34.5     28.2          313.8    18.8
Count Above 4 3 5 5
Count Below 5 4 4 4
Count NA 0 2 0 0

Adjusted Pricing to normalize for excess
tangible equity capital
After adjusting to normalize for tangible equity in excess of 6.13%, the median price to tangible book ratio rises to 343.5% and the average rises to 359.7%.
The price to tangible book of the Oritani /Greater Community transaction was
313.8%.
Sources:  SNL Securities and FinPro, Inc.
Seller's Financials
Adjusted
Price/
Tangible Equity Equity Tang.
Announce Target Assets > 6.13% At Book
Target Name Date State ($000) At Par 6.13% (%)
Bridge Street Financial 04/23/06 NY 224,056    22.9        13.7        335.0
Great Eastern Bank 02/16/06 NY 320,510    31.5        19.6        453.5
Legacy Bank 12/21/05 PA 374,274    28.6        22.9        294.7
SVB Financial Services Inc. 01/11/05 NJ 474,902    28.5        29.1        309.9
East Penn Financial Corp. 05/15/07 PA 450,759    25.4        27.6        343.5
Long Island Financial Corp. 08/01/05 NY 539,679    28.5        33.1        224.9
First Morris Bank & Trust 10/15/06 NJ 570,298    37.9        35.0        346.8
CAB Holding LLC 01/10/07 DE 314,714    38.9        19.3        575.9
Chester Valley Bancorp Inc. 01/20/05 PA 642,877    52.3        39.4        352.8
Median 28.6        27.6        343.5
Average 32.7        26.6        359.7
Minimum 22.9        13.7        224.9
Maximum 52.3        39.4        575.9

Impact on Second Step
• Management and the Board recognizes that the fully converted tangible book value acts as a guideline for pricing second step transactions.
• Almost any merger transaction will be dilutive to fully converted tangible book value.  The merger with Greater Community is no different.
• Oritani analyzed the second step exchange values with and without the
Greater Community transaction.
• Oritani recognized that it likely would not conduct a second step offering until it utilized a substantial amount of the tangible equity generated in the initial public offering.
• As such, and after considering the time value of money, Oritani concluded that its shareholders were better off from an exchange ratio point of view with the transaction than without it.  The break even time period is two years at a 10% capitalization rate while earlier analytics showed it would take in excess of 10 years to accomplish.

Exchange Ratios for a Pro Forma Second Step
Conversion
Source:  FinPro calculations
Minimum Midpoint Maximum SuperMaximum
Without Deal:
  Exchange Value per Minority Share 15.72 $                 18.50 $                 21.27 $                 24.46 $
  Price to Tangible Book 9/30/07 98% 105% 110% 116%
  Price to 2009 Est. EPS 36                          40                          43                          48
  Tangible Equity to Tangible Assets 40% 43% 45% 47%
Net Present Value of Exchange Value per Minority Share* 7.28 $                    8.57 $                    9.85 $                    11.33 $
With Deal:
  Exchange Value per Minority Share 11.29 $                 13.28 $                 15.28 $                 17.57 $
  Price to Tangible Book 9/30/07 105% 113% 120% 127%
  Price to 2009 Est. EPS 24                          28                          30                          34
  Tangible Equity to Tangible Assets 22% 23% 25% 26%
Variance to Net Present Value 4.01 $                    4.72 $                    5.43 $                    6.24 $
* Ten years with an 8.0% discount rate
Assumptions:
1.  All pro forma assumptions related to earnings are presented on page 18.
2.  Assumes 7.6 million shares are issued as consideration.
3.  Second step assumptions are:  2% expenses, 4% MRP (amortized over 5 yrs.), 8% ESOP (amortized over 30 yrs.), 10% SOP (amortized over 5 yrs., $3.20 value).

Percentage Change
1/25/07
2/8/07
2/22/07
3/8/07
3/22/07
4/5/07
4/19/07
5/3/07
5/17/07
5/31/07
6/14/07
6/28/07
7/12/07
7/26/07
8/9/07
8/23/07
9/6/07
9/20/07
10/4/07
10/18/07
11/1/07
11/15/07

ORIT versus SNL Thrift and SNL MHC Indices
• ORIT started trading on 1/24/07
• The chart below shows the performance of ORIT compared to the SNL
Thrift and SNL MHC Index since 1/24/07
Performance from January 24, 2007 through
November 16, 2007
-40%
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
ORIT
SNL Thrift Index
SNL MHC Index
Source:  SNL Securities

Conclusions
• The acquisition of Greater Community substantially improves Oritani’s business model by:
Substantially increasing earnings
Improving the funding mix
Providing additional expertise
Expanding the franchise footprint in attractive markets
Deploying the capital raised which will allow for a second step transaction on a much quicker time basis.
• Dilution to tangible book value is real, but acceptable when considering the benefits of the transaction.
• Dilution to fully converted tangible book value is currently hypothetical due to the pro forma capitalization required to achieve 100% of fully converted tangible book value.  Any real dilution to the second step exchange ratio is more than offset by the benefit of the merger and the time value of money pick-up.

Additional Information
The proposed transaction will be submitted to the stockholders of Oritani and Greater Community for their consideration.
Oritani and Greater Community will file with the SEC a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC.  Stockholders of Oritani and Greater Community are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Oritani and Greater Community, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Oritani Financial Corp., Attention: Kevin J. Lynch, 370 Pascack Road,
Township of Washington, New Jersey 07676, (201) 664-5400 or to Greater Community Bancorp, Inc., Attention: Anthony M.
Bruno, 55 Union Boulevard, Totowa, New Jersey 07512 (973) 942-1111.
Oritani, Greater Community and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Oritani and Greater Community in connection with the acquisition.  Information about the directors and executive officers of Oritani is set forth in Oritani’s most recent proxy statement filed with the SEC and available at the SEC’s Internet site and from Oritani at the address set forth in the preceding paragraph.  Information about the directors and executive officers of Greater Community and their ownership of Greater Community common stock is set forth in
Greater Community’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site
(http://www.sec.gov) and at Greater Community’s address in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.